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Logitech International S.A.
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(Name of Registrant as Specified In Its Charter)

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This Response Coupon is solicited on behalf of the Board of Directors of Logitech International S.A.	Response Coupon 22nd Annual General Meeting of LOGITECH INTERNATIONAL S.A. Wednesday, September 8, 2010 - 2:30 pm (registration starts at 1:30 pm) Palais de Beaulieu Lausanne, Switzerland

EN
Number of shares held: ☒ To indicate your choice

M26125-TBD

☐	Option 1: I/we will personally attend the Annual General Meeting and ask you to send me/us an admission card in my/our name (s).
☐	Option 2: I/we hereby authorize the person named below to act as my/our proxy to represent me/us at the Annual General Meeting and ask you to send an admission card directly to such person

Name and address of proxy:

☐	Option 3: To represent me/us with substitution right, I/we hereby authorize and appoint as my/our proxy:

☐	Logitech International S.A.

If you appoint either Logitech International S.A. or the Independent Representative to represent you at the Annual General Meeting, please provide your voting instructions by marking the applicable instruction boxes below. If you do not provide specific voting instructions, your voting rights will be exercised in favor of the proposals of the Board of Directors.

☐	The Independent Representative (Ms. Beatrice Ehlers, Notary Public, pl. St-François 11, P.O. Box CH-1002 Lausanne)

Proposals 1 to 7		FOR	AGAINST	ABST.

1.	Approval of the Annual Report, the Compensation Report, the consolidated financial statements and the statutory financial statements of Logitech International S.A. for fiscal year 2010	☐	☐	☐

2.	Advisory vote on compensation philosophy, policies and practices	☐	☐	☐

3.	Appropriation of retained earnings without payment of a dividend	☐	☐	☐

4.	Amendments to articles of incorporation to implement the Swiss Book Entry Securities Act	☐	☐	☐

5.	Release of the Board of Directors and Executive Officers for activities during fiscal year 2010	☐	☐	☐
6.	Elections to the Board of Directors	FOR	AGAINST	ABST.

6.1	Re-election of Mr. Daniel Borel	☐	☐	☐

6.2	Re-election of Ms. Sally Davis	☐	☐	☐

6.3	Re-election of Mr. Guerrino De Luca	☐	☐	☐

6.4	Election of Mr. Neil Hunt	☐	☐	☐

6.5	Re-election of Ms. Monika Ribar	☐	☐	☐

7.	Re-election of PricewaterhouseCoopers S.A. as auditors	☐	☐	☐

If voting takes place on proposals that have not been submitted before the Annual General Meeting, I/we hereby authorize Logitech International S.A. or the Independent Representative, as applicable, to vote in favor of the proposal of the Board of Directors.	☐	☐	☐

Date:	Signature:

Please complete and return this form by August 27, 2010 in the appropriate enclosed postage paid return envelope to:
-	Logitech International S.A., Shareholders’ Department, Rue du Sablon 2-4, CH - 1110 Morges, or
-	Ms. Beatrice Ehlers, Notary Public, Place St-François 11, P.O. Box 7299 CH-1002 Lausanne

M26126-TBD
LOGITECH INTERNATIONAL S.A.

Address Changes/Comments:

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on September 8, 2010.

LOGITECH INTERNATIONAL, S.A.

Meeting Information
Meeting Type: Annual
For holders as of: 07/16/10
Date: 09/08/10 Time: 2:30 PM
Location:	Palais de Beaulieu, Lausanne, Switzerland

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

COMBO DOCUMENT

How to View Online:

Have the information that is printed in the box marked by the arrow è XXXX XXXX XXXX  (located on the following page) and visit: www.proxyvote.com.

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                                    2) BY TELEPHONE:  1-800-579-1639
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Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before <matcutoff> to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow è XXXX XXXX XXXX  available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting Items
The Board of Directors recommends you vote FOR the following proposals:

1.	Approval of the Annual Report, the Compensation Report, the consolidated financial statements and the statutory financial statements of Logitech International S.A. for fiscal year 2010

2.	Advisory vote on compensation philosophy, policies and practices

3.	Appropriation of retained earnings without payment of a dividend

4.	Amendments to articles of incorporation to implement the Swiss Book Entry Securities Act

5.	Release of the Board of Directors and Executive Officers for activities during fiscal year 2010

6. 6.1	Elections to the Board of Directors Re-election of Mr. Daniel Borel

6.2	Re-election of Ms. Sally Davis

6.3	Re-election of Mr. Guerrino De Luca

6.4	Election of Mr. Neil Hunt

6.5	Re-election of Ms. Monika Ribar

7	Re-election of PricewaterhouseCoopers S.A. as auditors

NOTE:	Such other business as may properly come before the meeting or any adjournment thereof.

Voting Instructions